February 2, 2012
Palm Beach, FL
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Shares outstanding: ~92.2 million
 ▪ ~62% institutional
 ▪ ~13% insider
 ▪ Average trading volume(1): ~1.3 million shares per
 day
 ▪ Short position: ~19 million shares
 ▪ Market capitalization: ~$350 million
 ▪ Long-term revolving bank debt(2): ~$93 million
 ▪ 2012 Capital program: $70 million
 ▪ 100% oil or liquids weighted
(1) Last 3 month average
(2) As of 09/30/11

Unique to AXAS
▪ Portfolio of unconventional oil assets
 ▪ 50,000+ net acres: Bakken, Eagle Ford, Niobrara
▪ Acreage predominately held by production
▪ Operated operations in Bakken exclusively pad development
 ▪ Will continue non-op participation

AXAS Hedges
	2012	2013	AVE.
OIL - weighted average price	$70.89	$80.79	$75.12
% OIL (Q3 daily production)	57%	42%

GAS - weighted average price	$6.77	$6.84	$6.80
% GAS (Q3 daily production)	70%	50%
NYMEX-based fixed price swaps:

ND
MT
WY
CO
UT
TX
OK
LA
Proved Reserves (MMBoe)(1):
 26.6
- Proved Developed: 49%
 - Oil/NGL:   42%
 - Operated: 81%
Abraxas Petroleum Corporation
(1) Net proved reserves as of December 31, 2010, including
 AXAS’ share of Blue Eagle’s proved reserves
 (50% as of 12/31/10 and 41% as of 09/30/11)
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta
Niobrara Play
Alberta Basin
Bakken Play
Alberta
Wolfbone Play

Reserve / Production Summary
Proved Reserves(1) - 26.6 MMBoe
Production(2) - 4,055 Boepd
(1) Net proved reserves as of December 31, 2010, including AXAS’ share of Blue Eagle’s proved reserves (50% as of 12/31/10 and 41% as of 09/30/11)
(2) Daily net production for the quarter ended September 30, 2011, including AXAS’ 41% share of Blue Eagle’s production
Basin
21%
Basin
30%
Canada
1%
Canada
2%

AXAS Production
(1) Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011 and 41% in Q3 2011)
Base production
Divestitures
Weather disruptions
 34% 35% 36% 39% 42% 49% 47% >50% Oil/NGL %

2012 Capital Budget
 ▪ Large inventory of drilling locations in unconventional and conventional oil plays
 ▪ Additional inventory of gas projects await higher gas prices (all HBP)
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 160 acre spacing assumptions in the Eagle Ford Shale; 3-D identified locations in the Niobrara Shale play
(2) Eagle Ford Shale acreage and locations are gross to the Blue Eagle JV which Abraxas owned a 41% equity interest as of 09/30/11: 2012 - explore strategic alternatives
Project Area	Net Acres	Net Unrisked Locations(1)	2012 Drilling Program		2012 Net Capital ($MM)
			Gross	Net
Bakken / Three Forks	20,835	130	20.0	6.0	$48.0
Eagle Ford Shale(2)	12,177	75	-	-	-
Niobrara Shale	17,800	54	1.0	1.0	$6.0
Pekisko Fairway	6,880	6	1.0	1.0	$3.5
Alberta Bakken	10,000	-	-	-	-
Texas Oil Plays	8,700	55	3.0	3.0	$6.1
Other / G&G / Land	-	-	-	-	$6.4
Total:	76,392	320	25.0	11.0	$70.0

Bakken / Three Forks
Nesson
2,270 net acres
Elm Coulee
440 net acres
Elkhorn Ranch / Lewis & Clark
2,035 net acres
Harding / Rough Rider
7,010 net acres
Carter
3,200 net acres
Sheridan
2,340 net acres
North Fork / Nesson
3,540 net acres
▪ Gross / Net Acres:
 ▪ 109,658 / 20,835
 ▪ ~100% held by production
▪ Drilling Inventory:
 ▪ 1,280 acre units
 ▪ ~685 gross / 130 net
 ▪ 4 Bakken / 4 Three Forks
 wells
▪ Recent Activity:
 ▪ 2 gross (1.4 net) operated
 wells
 ▪ 19 gross (1.0 net) non-
 operated wells

▪ 2012 Planned Activity:
 ▪ $48.0 MM budget
 ▪ 10 gross (5 net)
 ▪ Non-operated wells:
 ▪ Est. 10 gross (1 net)
Ravin 26-35 1H - TFS
Stenehjem 27-34 1H - Bakken

Why Drilling Rig?
▪Economics:
 ▪ 3 year cost to wells
 ▪ Contract - $29.6 MM
 ▪ Own - $16.4 MM
 ▪ Payout - 3 years
▪Efficiency & Performance:
 ▪ In-house drilling rig management
 ▪ Company crews incentivized with company goals - not contractors
 ▪ Pad drilling allows semi-permanent man camp
▪Control:
 ▪ Company makes decisions
 ▪ Leverage to increase land ownership
▪Financing:
 ▪ Very favorable terms

AXAS operated wells
    Three Forks  Bakken
AXAS non-operated wells location location
Bakken / Three Forks
▪North Fork/Nesson:
 ▪ 3,540 net acres
 ▪ 1,280 acre units: 8 B/TF wells
 ▪ 64 gross (19.7 net)
 ▪ Drilled: 4 gross (1.5 net)
 ▪ Locations: 60 gross (18.2 net)
▪Economics:
 ▪ D&C Cost: $9.0 MM
 ▪ $7.5 MM (pad drilling)
 ▪ EUR: 500 Mboe
 ▪ 87% Oil & NGLs
 ▪ IRR: ~30% (no acreage)
 ▪ ~46% (pad drilling)
▪Ravin 26-35 1H:
 ▪ Cumulative production (375 days):
 ▪ 87,000 Boe
 ▪ 90% Oil & NGLs
▪Stenehjem 27-34 1H:
 ▪ Cumulative production (175 days):
 ▪ 77,000 Boe
 ▪ 84% Oil & NGLs

North Fork / Nesson
3,540 net acres
79% WI
2% WI
15% WI
6% WI
48% WI
7% WI
30% WI
Koeser (B)
Stenehjem (B)
Johnson (B)
Ravin (TF)
59% WI
<1% WI

Eagle Ford Shale
▪ Acreage:
 ▪ 12,177 net
 ▪ Atascosa, DeWitt, Lavaca and McMullen
 Counties, TX
▪ Drilling Inventory:
 ▪ 75 net JV locations
 ▪ 160 acre spacing
▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe(1)
▪ Blue Eagle Joint Venture:
 ▪ Abraxas operator
 ▪ Rock Oil committed to fund up to $75 MM
 ▪ Upon full funding, AXAS equity interest - 25%
 ▪ $36 MM Rock Oil contribution(2)
 ▪ 41% equity interest(2) (AXAS)
▪ Recent Activity:
 ▪ 1st well: T Bird 1H - on production
 ▪ 2nd well: Matejek Gas Unit 1 - on production
 ▪ 3rd well: Grass Farms 1H - on production
 ▪ 4th well: Cobra 1H - w/o frac (Feb-12)
▪ 2012 Planned Activity:
 ▪ Review strategic alternatives
Lavaca County
Atascosa County
AXAS: Grass Farms 1H
DeWitt County
AXAS: T Bird 1H
TLM: Matejek Gas Unit 1
oil window
gas window
gas/condensate
window
(1) 1st JV Eagle Ford well - 1,100 MBoe of proved reserves
(2) As of 09/30/11
McMullen County
AXAS: Cobra 1H

Drilling Inventory:
 Nordheim Area -
 ▪ 3,600 net acres
 ▪ 160 acre spacing
 ▪ 23 net wells
T Bird 1H:
 ▪ JV - 100% WI
 ▪ Op: AXAS
 ▪ TMD - 19,450’
 ▪ 5,700’ lateral
 ▪ 15-stage frac
 ▪ 75 days (spud to on-line)
 ▪ Current:
  550 Boepd
 ▪ Cumulative (340 days):
    342,000 Boe
  51% Oil & NGLs
AXAS owned a 41% equity interest in the Blue Eagle JV as of 09/30/11
Eagle Ford Shale
Nordheim Prospect
DeWitt County, TX
oil window
gas window

Campbell
Converse
Niobrara
Weston
Niobrara Shale
Converse / Niobrara Counties, Wyoming
CHK / EOG:
2 producing wells
9 permits
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~90% held by production
 ▪ ~2,100 net acres in Campbell County
▪ Drilling Inventory:
 ▪ 54 net locations (3-D identified)
▪ Economics:
 ▪ D&C Cost: $5.0-$6.0 MM
 ▪ EUR: 250 MBoe
▪ Historical Activity:
 ▪ 12 wells (2000 - 2009)
  (7 horizontal / 5 vertical)
 ▪ 1 vertical Niobrara
▪ 2011 Activity:
 ▪ Prairie Falcon 3H
 ▪ Recovering load water
 ▪ 4,500’ lateral - 15 stage frac
▪ 2012 Activity:
 ▪ Hedgehog State 16-2H (Crossbow)
 ▪ Drilling lateral
▪ Other:
 ▪ 23 sq. miles 3D seismic data
 ▪ Full-diameter core data
EOG Crossbow Area:
8 successful horizontal wells (Turner)
1-rig program
Typical well (Crossbow 7-06H)
30-day average: >700 Boepd
SWN / Helis:
1 producing well
14 permits
AXAS Activity:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
CHK:
Sims 15-26H:
(Cum Oil 20 MBbl / Gas 678 MMcf)
11 producing wells (Frontier/Niobrara)
4 permits

West Texas - Spires Ranch

▪ Economics:
 ▪ D&C Cost: $1.8 MM
 ▪ EUR: 160 MBoe
 ▪ 78% Oil & NGLs
▪ 2011 Activity:
 ▪ Spires 126 1H:
 ▪ Cum. production (290 days):
 ▪ 20,000 Boe
 ▪ Spires 126 2H:
 ▪ Cum. production (170 days):
 ▪ 13,000 Boe
 ▪ Spires 126 3H:
 ▪ Cum. production (80 days):
 ▪ 12,000 Boe
▪ 2012 Planned Activity:
 ▪ 3 gross / net horizontal wells
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County

West Texas - Wolfbone

▪ April 2011 TX GLO Lease Sale:
 ▪ $5,295 / acre -
  offsetting AXAS
▪ Current Industry Activity:
 ▪ 3 CWEI-CHK wells -
  offsetting AXAS
 (completed - w/o results)
AXAS’ leasehold at Nine Mile Draw (80-100% WI)
Fusselman producers - AXAS operated
Reeves
County
2,886 net acres

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Bakken/Three Forks, North Dakota
 ▪ Horizontal drilling program
 ▪ Company owned drilling rig
 ▪ Pad development drilling
 ▪ Spud 1st well: Q1 2012

Eagle Ford, South Texas
 ▪ Grass Farms 1H - on production
 ▪ Cobra 1H - w/o frac (Feb-12)
 ▪ JV 100%(1)

Pekisko, Alberta, Canada
 ▪ 4 horizontal oil wells
 ▪ 1 well: on production
 ▪ 2 wells: w/o stimulation
 ▪ 3 wells: w/o pipeline hook-up
 ▪ CANAXAS 100%

Niobrara / Turner, Wyoming
 ▪ 2 horizontal oil wells
 ▪ 1st well: completed (flowing back)
 ▪ 2nd well: drilling lateral
 ▪ AXAS 100%

Bakken/Three Forks, North Dakota / Montana
 ▪ Various operators
 ▪ 6 gross (0.28 net) wells
 ▪ On-line - Q3 2011

 ▪ Petro-Hunt operated
 ▪ 1 gross (<0.01 net) well: on-line (Dec-11)

 ▪ Continental operated
 ▪ 1 gross (0.04 net) well: drilling lateral

 ▪ Zenergy operated
 ▪ 1 gross (0.25 net) well: w/o completion

 ▪ Various operators
 ▪ 3 gross (0.10 net) wells
 ▪ Elected to participate (w/o rig)

Mission Canyon, North Dakota
 ▪ True operated
 ▪ 2 gross (0.11 net) horizontal wells
 ▪ 1st well: on-line (Dec-11)
 ▪ 2nd well: on-line (Jan-12)

Lodgepole, North Dakota
 ▪ Oasis operated
 ▪ 1 gross (0.02 net) well: on-line (Jan-12)

(1) AXAS owned a 41% equity interest in the Blue Eagle JV as of 09/30/11

Business Plan
 ▪ 2012 Capital Program: $70 MM
 ▪ oil development
 ▪ Potential Divestitures
 ▪ Eagle Ford, Pekisko, Wolfbone
 ▪ Bakken/TFS - Accelerate with Company owned drilling rig
 ▪ Eagle Ford - Accelerate with JV
 ▪ Achieved(1) EOY 2011 - 50/50 oil/gas production mix
 ▪ Achieved(1) EOY 2011 - >90% operated

(1) Estimated as EOY 2011 production & reserve report figures not yet finalized

Appendix

Canada Oil Development - Pekisko
▪ Gross / Net Acres:
 ▪ 6,880 (100% WI)
▪ Drilling Inventory:
 ▪ 10 gross / net locations
▪ Economics:
 ▪ D&C Cost: $3.5 MM
 ▪ EUR: 150 MBoe
▪ Historical Activity:
▪ 2 horizontal wells (2010)
▪ 2011 Activity:
 ▪ 1 well: on production
 ▪ 2 wells: w/o stimulation
 ▪ 3 wells: w/o pipeline hook-up
 ▪ Shortage of acid
▪ 2012 Planned Activity:
 ▪ 1 gross / net well (Twining)
 ▪ Review strategic alternatives for Twining
 ▪ Continue to expand acreage position in
 emerging shale play
▪ Other:
 ▪ Horizontal development of conventional field
 ▪ 5,400’ vertical depth / 3,000’ lateral length
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada

Southern Alberta Basin - Bakken
▪ Gross / Net Acres:
 ▪ >10,000 net acres
 ▪ 800 net mineral acres
 ▪ Glacier and Toole Counties, Montana
 ▪ Leases have 5-10 year primary terms
▪ 2011-2012 Activity:
 ▪ Continue to add to leasehold position in
 geologically specific areas
 ▪ Monitor industry drilling activity
AXAS Leasing Area
Blackfoot Nation Territory
Newfield Wells
Rosetta & Others Wells
Toole
Glacier
Glacier / Toole Counties, Montana

Rocky Mountain
➢ 8.4 MMBoe of proved reserves
➢ 53% proved developed
➢ 86% crude oil / NGL
➢ 1,307 Boepd of production
➢ 20.8 R/P ratio
➢ 896 gross (104 net) producing wells
➢ 72 PUD locations
➢ 81,990 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Uinta Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Area of Operations
Overview
Net proved reserves, well count, R/P ratio and acreage as of December 31, 2010
Daily net production for the quarter ended September 30, 2011
Alberta Basin
Bakken Play
Bakken / Three Forks
Play
Niobrara Play

Permian Basin
Permian Basin
➢ 5.6 MMBoe of proved reserves
➢ 79% proved developed
➢ 31% crude oil / NGL
➢ 1,215 Boepd of production
➢ 12.3 R/P ratio
➢ 210 gross (156 net) producing wells
➢ 5 PUD locations
➢ 38,951 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
TX
Area of Operations
Overview
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves, well count, R/P ratio and acreage as of December 31, 2010
Daily net production for the quarter ended September 30, 2011
Wolfbone Play

Gulf Coast
Gulf Coast
➢ 10.9 MMBoe of proved reserves
➢ 30% proved developed
➢ 17% crude oil / NGL
➢ 1,295 Boepd of production
➢ 32.0 R/P ratio
➢ 53 gross (47 net) producing wells
➢ 23 PUD locations
➢ 7,776 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
TX
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves, well count, R/P ratio and acreage as of December 31, 2010
Net proved reserves, R/P ratio, PUD locations and daily net production include AXAS’ share of Blue Eagle
Daily net production for the quarter ended September 30, 2011

NASDAQ: AXAS